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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 1998 included in Camco International Inc.'s Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration.

                                        ARTHUR ANDERSEN LLP

Houston, Texas
August 28, 1998